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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                October 10, 1996
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                Date of Report (Date of earliest event reported)


                            PRECISION SYSTEMS, INC.
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               (Exact name of Registrant as Specified in Charter)


           DELAWARE                    000-20068                41-1425909
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  (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)               File Number)         Identification No.)



11800 30th Court North
St. Petersburg, Florida                                33716
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(Address of Principal                               (Zip Code)
  Executive Offices)



                                 (813) 572-9300
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                        (Registrant's telephone number,
                              including area code)

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ITEM 8.         CHANGE IN FISCAL YEAR.

        On September 30, 1996, the Board of Directors of Registrant changed Registrant's fiscal year effective January 1, 1997, to include the twelve month period from January 1, 1997 through December 31, 1997 and each twelve month period thereafter. The Registrant plans to file a report on Form 10-Q covering the transition period September 1, 1996 to December 31, 1996.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PRECISION SYSTEMS, INC.



Date:  October 10, 1996                     By:  /s/ Steven H. Grant
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                                             Steven H. Grant
                                             Chief Financial Officer